UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Reports Telomir-1 Demonstrates a Rare Mitochondrial Activity Profile by Selectively Restoring Energy and Improving Oxidative Balance in Diseased Human Cell Lines Without Causing Them to Divide

Telomir Pharmaceuticals, Inc. (NASDAQ: TELO) today reported new preclinical results showing that its lead compound, Telomir-1, restored mitochondrial function without triggering oxidative stress or cell proliferation in human cells derived from a patient with Hutchinson-Gilford Progeria Syndrome (HGPS).

The study was conducted in collaboration with Smart Assays Biotechnologies Ltd., a preclinical contract research organization specializing in advanced cell-based models and drug mechanism profiling. Researchers used a Progeria human fibroblast cell line to evaluate Telomir-1’s effects on mitochondrial energy production, oxidative balance, and cell replication.

Telomir-1 demonstrated a rare mitochondrial activity profile by selectively increasing mitochondrial energy production while simultaneously reducing reactive oxygen species (ROS)—a damaging byproduct of oxidative metabolism. Notably, this restoration occurred without causing the cells to divide, a key safety consideration in genetically unstable or disease-compromised cells.

This combination—enhanced mitochondrial function, reduced oxidative stress, and no induced proliferation—sets Telomir-1 apart from many mitochondrial-targeted compounds. Typically, agents that increase mitochondrial energy also raise ROS levels, which can further damage fragile tissues. Telomir-1’s ability to restore energy while improving oxidative balance and avoiding cell proliferation suggests a differentiated therapeutic profile.

Key findings from the study include:

●	Increased mitochondrial energy production, as measured by WST-1 assay, indicating improved energy metabolism in compromised cells
●	Reduced ROS levels, under both basal and iron- or copper-induced stress conditions
●	No increase in live cell number, as measured by Calcein assay, confirming no stimulation of cell proliferation
●	Stronger activity in Progeria cells than in healthy fibroblasts, suggesting disease-selective effects

The observed profile may be relevant to other diseases where mitochondrial failure, oxidative stress, and limited regenerative capacity contribute to progression, including Parkinson’s disease, ALS (Amyotrophic Lateral Sclerosis), Alzheimer’s disease, Werner’s syndrome, and Progeria.

Telomir is completing IND-enabling studies for Telomir-1 and continues to evaluate multiple clinical development paths based on scientific rationale, unmet need, and regulatory strategy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: July 23, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer